Exhibit 10.11

Re-organization Framework Agreement

This Agreement is signed on April 4, 2018 in Tianjin by and among:

Party A: Shanghai Tasly Pharmaceutical Co., Ltd.

Registered address: ***

Legal representative: ***

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd.

Registered address: ***

Legal representative: ***

Party C: CBC Investment I-Mab Limited

Registered address: ***

Authorized signatory: ***

Party D: I-Mab Biopharm Limited

Registered address: ***

Authorized signatory: ***

Party E: Tasly Biopharm Limited

Registered address: ***

Authorized signatory: ***

WHEREAS,

1.

Party B is a sino-foreign joint venture incorporated and existing under the laws of the People’s Republic of China, and its registered capital is US$80,062,985. At present, Party A holds 22.329% of Party B’s equity interest (corresponding to its subscribed Party B’s registered capital of US$17,877,319);

2.

For the purpose of initial public offering and listing (hereinafter referred to as “Listing”) of the shares of Party D’s parent company I-Mab (a limited liability company incorporated under the laws of the Cayman Islands, hereinafter referred to as “I-Mab” or “Listing Entity”) on [***], Party B’s existing shareholding structure requires a series of restructuring adjustments (hereinafter referred to as the “this Restructuring”) to make it comply with the listing requirements of [***]. WHEREOF, Party A intends to convert its directly held shares of Party B through a series of restructuring for Party B’s options (warrants) and convertible bonds to indirectly hold shares of the listing entity through Party E;

3.

Under the AMENDED AND RESTATED OPTION AGREEMENT entered into by and among Party A, Party B, I-Mab and Party D in 2017, I-Mab granted Party A or its affiliates the right to subscribe for the relevant shares issued by I-Mab at the agreed subscription price. Party A shall pay the above-mentioned subscription price by transferring the shares of Party B held by Party A to Party D.

4.

In order to facilitate the implementation of this restructuring step and realize the above-mentioned restructuring objectives, the parties hereby enter into this Agreement and agree to be bound hereby.

Article 1 This Restructuring Plan and the Key Procedures

1.

Step one: Party A shall go through the formalities for the reviewing and approval of ODI. Party A agrees that it shall immediately initiate all outbound direct investment approval application procedures (hereinafter referred to as “ODI Approval Procedures”) for its capital increase to Party E within five (5) days from the date of signing this Agreement, and shall complete all the ODI Approval Procedures within one month after applying for the ODI approval or before April 15th (whichever is earlier, in order to ensure the completion of the restructuring step by April 30; to ensure that the restructuring step is completed by April 30, the approval formalities of ODI must be completed by April 15 so as to provide a window of 15 days for industrial and commercial change registration and for filing of records to Commission of Commerce. Such ODI Approval Procedures include but are not limited to: (1) Party A to submit a filing application for outbound investment to the Outbound Investment Office of the Shanghai Municipal Development and Reform Commission (hereinafter referred to as “Shanghai Municipal Development and Reform Commission”), and to obtain a filing notice of outbound investment issued by the Shanghai Municipal Development and Reform Commission; (2) Party A to submit the application for capital increase to Party E to the Shanghai Municipal Commission of Commerce (hereinafter referred to as “Shanghai Commercial Committee”) and to obtain the approval certificate for outbound investment issued by the Shanghai Commercial Committee; and (3) after obtaining the notification of outbound investment filing approved and issued by Shanghai Development and Reform Commission and the Certificate of Approval for Outbound Investment of Enterprises approved and issued by Shanghai Commercial Commission, Party A shall apply to Shanghai Foreign Exchange Administration for relevant registration of the procedures for the exchange and outbound payment of capital increase. (Note: Party B and Party D have provided Party A on March 14, 2018 with the materials required by Party A to go through the procedures of ODI. Party A has obtained the registration notice of the Shanghai Municipal Development and Reform Commission and obtained the approval certificate of the Shanghai Commercial Committee, and is in the process of registering with the foreign exchange administration). Party A shall, at the same time of restructuring and share conversion, deal with the convertible shares of Party B’s convertible bonds and options (warrants) pursuant to the provisions under Step 3 below.

2.

Step 2: Party D and Party A shall sign an agreement on the transfer of shares. After the execution of this Agreement by the Parties, Party B has selected the appraisal institution to use the asset-based method to evaluate the overall value of Party B, and will issue an appraisal report no later than April 3, 2018, which will be used as the pricing basis for Party A to transfer its holdings of Party B’s equity to Party D. Party A and Party D shall sign an equity transfer agreement within 10 business days after the signing of this Agreement (the equity transfer agreement is prepared by Party B), and agree that Party A shall transfer all the 22.329% of Party B’s equity currently held by Party A to Party D in accordance with the transfer price (hereinafter referred to as “I-MAB Equity Transfer Price”) determined by the above-mentioned assessment method, and the price of I-MAB Equity Transfer Price shall be US$20 million (the total amount of equity contribution from Party A to Party B is US$35.4 million). The parties agree and confirm that in such equity transfer agreements, it shall be provided as one of the conditions precedent for payment of the price of the equity transfer of I-MAB by Party D that Party A shall obtain a notice of registration issued by the Shanghai Municipal Development and Reform Commission for its capital increase to Party E and a certificate of approval for the outbound investment issued by the Shanghai Municipal Commission of Commerce. Upon the satisfaction of all conditions precedent for payment of equity transfer price (subject to applicable provisions under the equity transfer agreement), the Parties agree to make every effort to take all feasible actions to complete the equity transfer and cause Party B to go through the industrial and commercial registration formalities as soon as possible for such equity transfer. Party D shall pay Party A the price for the transfer of I-MAB Equity within five (5) business days after the completion of the above-mentioned industrial and commercial change registration.

Under this step, Party A shall calculate and pay enterprise income tax for the income from direct equity transfer. The income from equity transfer shall be calculated based on the balance of the price of equity transfer of I-MAB less the amount of equity contribution from Party A to Party B. The income shall be incorporated into the taxable income of Party A of the current year and the enterprise income tax shall be paid based on the applicable tax rate. Since the transaction price of US$20 million is less than the amount of equity contribution of Party A to Party B, the transfer of equity will not generate taxable income and Party A does not need to pay enterprise income tax; accordingly, the transfer of equity of Party A will generate an investment loss, which can be deducted before the enterprise income tax is paid after special declaration is made to competent tax authorities and approval is obtained. In addition, Party A and Party D are required to pay the Chinese stamp duty respectively, and the amount is the consideration of the equity transfer of I-MAB x0.05%. [Considering the purpose of this transaction is to assist Party A to make outbound restructuring of its domestic rights and interests without going through complex procedures regarding opening NRA accounts by foreign companies within the PRC, the Parties agree that the Chinese stamp duty involved in this step of transaction shall be borne by Party A.]

3.

Step 3: Party A shall make capital contribution to Party B in the amount of US$20 million from the price of transfer of I-MAB’s equity (the way to exercise the rights and interests relating to convertible bonds of US$5.1 million and warrants of US $12.75 million and whether it shall be funded by capital increase shall be determined by Party A. If Party A decides to exercise the rights and interests of convertible bonds and/or warrants, Party A will remit the capital increase in the amount equal to the convertible bonds and/or warrants to Party D’s account in accordance with the provisions of Step 4 below no later than 40 days before the listing entity decides to submit the listing Form to [***], so that Party D may have time to fulfil the conversion contemplated under Step 5. Otherwise, Party A will waive the rights and interests of exercising convertible bonds and/or warrants (the listing entity initially decides to submit the listing form on June 30, 2018). Party A guarantees to all Parties that such capital increase be in compliance with all applicable laws (Party A shall prepare the legal documents for Party A’s capital increase to Party E on its own). Party A undertakes to remit US$20 million of capital increase to Party E within five (5) business days after receiving the price of I-MAB Equity Transfer paid by Party D in accordance with Step 2 mentioned above, in order to fulfill the capital increase to Party E.

4.

Step 4: considering that upon the completion of all the restructuring steps in accordance with this Agreement, Party E will hold shares of the listing entity the amount of which is in fact equivalent to the equity of Party B originally held by Party A, and will be entitled to exercise the conversion and other rights in the convertible bonds and warrants of Party B, Party E will acquire the effective interest of the assets of target as a whole. Party B and Party A agree to cancel the conversion right of Party A’s domestic convertible bonds (provided that Party B shall still repay the principal of the loan under the convertible bonds to Party A without paying interest), and cancel the warrants that Party A may exercise on Party B. At the same time, Party D will issue additional shares, which shall be subscribed for by Party E from the US$20 million received from equity transfer of I-MAB and part of the capital increase of Party A by exercising its rights in convertible bonds and options (warrants) (if Party A exercises this right). The additional shares issued by Party D to Party E shall be determined based on the number of equity rollover provided under the legal documents of series B financing of the listing entity. The Parties agree and confirm that, Party E will sign a share subscription agreement (the subscription agreement is prepared by Party D) with Party D at the time of the signing of the equity transfer agreement between Party D and Party A as in Step 2, which means Party E shall subscribe for the additionally issued shares of Party D with the additional capital contribution received from Party A under Step 3 mentioned above to ensure that (i) the equity transfer price of I-MAB paid by Party D to Party A and the principal amount of Party A to Party B’s convertible bonds shall be returned to Party D, and (ii) Party A shall pay to Party D the amount required to exercise all of its warrants by Party A; Party A further guarantees to procure Party E to perform such capital contribution obligation by transfer to an account designated by Party D an amount equal to the capital contribution amount from Party A within two (2) business days upon its receipt of such capital contribution amount.

5.

Step 5: The listing entity shall exchanges shares with Party E by issuing additional shares to Party E. The Parties agree and confirm that while Party D and Party A sign the equity transfer agreement in Step 2 and Party E and Party D sign the share subscription agreement in Step 4, Party E will sign the transaction agreement related to share subscription and exchange with the listing entity (the transaction agreement is prepared by Party D), which means the listing entity will issue additional shares to Party E, and Party E will apply the shares of Party D held by Party E as the price to acquire the additional shares issued by the listing entity by way of stock exchange (the number of shares corresponding to equity transfer is 14,300,463 shares, the number of shares corresponding to convertible bonds is 947,218 shares, and the number of shares corresponding to warrants is 2,104,928 shares). The Parties shall take all necessary actions and sign the necessary documents to facilitate completion of all relevant procedures for the changes in such stock exchange transactions within five (5) business days after the signing of the stock exchange agreement.

Considering the share exchanges under this step constitute an indirect transfer of the equity of Chinese resident enterprise, in accordance with the provisions of Announcement No. 7 of the State Administration of Taxation [2015], in order to reduce the potential tax risk, the parties to such exchange may consider disclosing information to the competent tax authorities of Party B within 30 days from the date of signing the share exchange agreement, and fully prove in the disclosure materials that the transaction has reasonable commercial purposes, such as:    1) this share exchange transaction is not for tax avoidance purposes, but a necessary restructuring step in the company’s listing process and is based on reasonable commercial reasons; 2) the transaction price of this share exchange is consistent with Party E’s capital increase to Party D, and there will be no premium. Therefore, the tax liability generated by the transaction under this step shall be minimal or even zero. At the same time, the transfer agreement of I-Mab Biopharm Limited is subject to 0.2% Hong Kong stamp tax, which will be calculated based on the higher of the transaction price or the fair market value of corresponding equity of I-Mab Biopharm Limited (in practice, the net assets of non-listed enterprises is generally applied). The taxes involved in this step (including but not limited to Hong Kong stamp duty) shall be borne by the Party E.

Article 2 Duties and obligations of the restructuring parties

1.

The Parties acknowledge and agree that they shall ensure or cause their appointed directors to sign and complete all contracts, agreements, board resolutions, shareholders’ meeting resolutions/shareholder decisions, commitments or other documents related to this Restructuring, take and/or urge their appointed directors or authorized representatives to take all actions required to complete this Restructuring, including but not limited to submitting applications to government agencies, submitting reasonably required or appropriate documents for approvals and registration in relation to this Restructuring, and obtain all government agency approvals and internal authorizations required to complete the Restructuring in accordance with the laws, in order to facilitate the various restructuring steps proposed in this Agreement to take effect or have legal effect.

2.

The Parties further agree and confirm that Party A shall initiate the procedures for the approval of ODI as a condition precedent to effect any other step to be taken by the parties concerned in this Restructuring. All Parties shall fully cooperate with Party A in handling the ODI approval procedures and providing them with the relevant documents required for the handling of the ODI approval procedures (for the avoidance of doubt, excluding the materials to be prepared and provided by Party A on its own in accordance with applicable Chinese laws and regulations). If Party A fails to complete all the ODI approval procedures within one month after provision of the materials required for the ODI approval by Party B and Party D or before April 15th (whichever is earlier; in order to ensure the completion of the restructuring step by April 30, the approval formalities of ODI must be completed by April 15, so as to provide a window of 15 days for industrial and commercial change registration and for filing of records to the commercial authority), the restructuring plan and its steps agreed in Article 1 of this Agreement shall be terminated automatically, the Parties shall, in accordance with the alternative plans listed in Annex I to this Agreement (hereinafter referred to as “Restructuring Alternatives”), and in line with the principles of legality, compliance and maximum protection of the existing legitimate rights and interests of the Parties, achieve the purpose of restructuring in accordance with the alternatives.

Article 3 Confidentiality

The Parties warrant to keep in confidence the documents and materials obtained by it in the course of discussion, signing and execution of this Agreement (including, but not limited to, business secrets, company plans, operational activities, financial information, technical information, operational information and other business secrets) which belong to the other Party and cannot be obtained through public channels. Without consent of the original supplier of the information, the other Parties shall not disclose or transfer all or part of the business secret to any third party, unless it is disclosed to any third party by the parties and/or the relevant cooperating entity of the parties for the purpose of completing the restructuring and fundraising, and otherwise required by laws and regulations or agreed in writing by the parties. The term of confidentiality shall be from the date on which any Party is notified of such confidential information until the second (2) anniversary of the date of signing this Agreement.

Article 4 Applicable Law and Dispute Resolution

The laws of the People’s Republic of China shall apply to the conclusion, validity and performance of this Agreement and resolution of disputes therein, and shall be interpreted in accordance with their interpretation. All disputes arising from this Agreement shall be resolved through friendly negotiation. In case no resolution can be reached through negotiation, the Parties agree to submit the case to the China International Economic and Trade Arbitration Commission for arbitration. The decision of arbitration shall be binding upon all Parties. The arbitration shall be conducted in [Beijing], and the language used in the arbitration shall be Chinese.

Article 5 Effectiveness

This Agreement shall come into force on the date of signature by the parties and shall be legally binding on the parties (this Agreement may be scanned by one Party into a PDF document after signature and shall be continued to be signed by the other Parties on the printed document of this PDF document and scanned into a PDF document for distribution to the other Parties. The signature of the PDF document has legal effect. The specific operation of the subsequent steps shall be made in accordance with the provisions under the relevant agreements to be signed thereof.

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(No text below, signature page of the Re-organization Framework Agreement signed by the parties on April 4, 2018)

Party A: Shanghai Tasly Pharmaceutical Co., Ltd. (seal)

/s/ Shanghai Tasly Pharmaceutical Co., Ltd.

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd. (seal)

/s/ I-Mab Bio-tech (Tianjin) Co., Ltd.

Party C: CBC Investment I-Mab Limited

/s/ CBC Investment I-Mab Limited

Party D: I-Mab Biopharm Limited

/s/ I-Mab Biopharm Limited

Party E: Tasly Biopharm Limited

/s/ Tasly Biopharm Limited